                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2001


                                LEAR CORPORATION

             (Exact name of Registrant as specified in its charter)


    DELAWARE                     1-11311                       13-3386776

(State or other         (Commission File Number)            (IRS Employer
  jurisdiction of                                          Identification
  incorporation)                                                  Number)


21557 TELEGRAPH ROAD, SOUTHFIELD, MICHIGAN                          48034

(Address of principal executive offices)                       (Zip Code)

                                 (248) 447-1500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

         This Form 8-K is being filed solely to file the press release issued by Lear Corporation on June 4, 2001, a copy of which is attached hereto as Exhibit
99.1 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press release issued June 4, 2001, filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LEAR CORPORATION,
                                       a Delaware corporation


Date: June 6, 2001            By: /s/ David C. Wajsgras
                                 ________________________________
                                       Name:    David C. Wajsgras
                                       Title:   Vice President and Controller

                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION

99.1                         Press release issued June 4, 2001, filed herewith.